SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 4, 2006
ONYX PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE (State of incorporation)	0-28298 (Commission File No.)	94-3154463 (IRS Employer Identification No.)
2100 Powell Street
Emeryville, California 94608
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (510) 597-6500
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02    Departure of Directors or Principal Executive Officers; Election of Directors; Appointment of Principal Officer.
     On April 4, 2006, Marilyn E. Wortzman tendered her resignation as Vice President, Finance and Administration of Onyx Pharmaceuticals, Inc., or Onyx, effective April 18, 2006. In her capacity as Vice President, Finance and Administration, Ms. Wortzman has served as Onyx’s principal accounting officer, but will cease to do so upon the effectiveness of her resignation. Onyx anticipates that Ms. Wortzman will provide consulting services to the company during a transition period following her resignation.

     Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONYX PHARMACEUTICALS, INC.
Dated: April 10, 2006	By:	/s/ Gregory J. Giotta
Gregory J. Giotta
Vice President and Chief Legal Counsel